SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO FORM 8-K FILED ON MARCH 21, 2003

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2003

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Ontario	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 Columbia Street West, Waterloo, Ontario,

Canada N2L5Z5

(Address of principal executive offices)

(519) 888-7111

Registrant’s telephone number, including area code

This Current Report on Form 8-K/A is filed by Open Text Corporation, an Ontario corporation (“Open Text” or the “Company”), as an amendment to that certain Current Report on Form 8-K filed with the Securities and Exchange Commission on March 21, 2003 to include the information required by Item 7.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

The following financial statements and exhibits are filed as part of this report, where indicated:

(a)	Financial statements of the business acquired

The following audited financial statements of Eloquent, Inc. (“Eloquent”) are included as Exhibit 99.1 to this Current Report on Form 8-K/A:

Report of the Independent Accountants

Consolidated Balance Sheets as of December 31, 2002 and 2001

Consolidated Statements of Operations for the years ended December 31, 2002, 2001, and 2000

Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2002, 2001, and 2000

Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001, and 2000

Notes to the Consolidated Financial Statements

(b)	Pro forma financial information

The following unaudited pro forma financial information of Open Text, Eloquent, Corechange Inc. (“Corechange”), and Centrinity Inc. (“Centrinity”) is included as Exhibit 99.2 to this Current Report on Form 8-K/A:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended December 31, 2002

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve-month period ended June 30, 2002

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)	Exhibits

Exhibit No.	Description
The Exhibits that are filed with this Current Report on Form 8-K/A are set forth in the Exhibit Index to this Current Report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

June 3, 2003	By: /s/ P. Thomas Jenkins

P. Thomas Jenkins

Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Independent Accountants’ Consent of PricewaterhouseCoopers LLP

99.1	The following audited financial statements of Eloquent:

Report of the Independent Accountants

Consolidated Balance Sheets as of December 31, 2002 and 2001

Consolidated Statements of Operations for the years ended December 31, 2002, 2001, and 2000

Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2002, 2001, and 2000

Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001, and 2000

Notes to the Consolidated Financial Statements

99.2	The following unaudited pro forma financial information of Open Text

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended December 31, 2002

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve-month period ended June 30, 2002

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements